                                                         Exhibit 24

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 13th day of June, 1994.



                                   	/s/ John J. Burns, Jr.
                                    ------------------------------------
                                       John J. Burns, Jr.
                                       Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 7th day of June, 1994.



                                   	/s/ David A. Duke
                                    ------------------------------------
                                          David A. Duke
                                          Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 20th day of June, 1994.



                                          /s/ John C. Haley
                                          ------------------------------
                                              John C. Haley
                                              Chairman of the Board

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 13th day of June, 1994.



                                         /s/ Paul H. Henson
                                         -------------------------------
                                               Paul H. Henson
                                               Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 11th day of June, 1994.



                                         /s/ John H. Ladish
                                        --------------------------------
                                             John H. Ladish
                                             Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 6th day of June, 1994.



                                   	/s/ Bruce E. Robbins
                                    ------------------------------------
                                           Bruce E. Robbins
                                           Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 6th day of June, 1994.



                                    	/s/ John D. Turner
                                     -----------------------------------
                                        John D. Turner
                                        Director

                                                         Exhibit 24

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 13th day of June, 1994.



                                  	/s/ Burnell R. Roberts
                                   -------------------------------------
                                        Burnell R. Roberts
                                        Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 6th day of June, 1994.



                                    	/s/ James F. Will
                                     -----------------------------------
                                          James F. Will
                                          President, Chief Executive
                                          Officer and Director

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 6th day of June, 1994.



                                   	/s/ David G. Harmer
                                    ------------------------------------
                                        David G. Harmer
                                        Vice President and
                                        Chief Financial Officer

                            POWER OF ATTORNEY

                               ARMCO INC.


     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 relating to shares of its Common Stock, par value $.01 per share, and to the related preferred stock purchase rights, hereby constitutes and appoints James F. Will and Gary R. Hildreth, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 6th day of June, 1994.



                                        /s/ Peter G. Leemputte
                                        --------------------------------
                                        Peter G. Leemputte
                                        Controller